UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2022

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 11, 2022, Brent L. Yeagy, President and Chief Executive Officer of Wabash National Corporation (the “Company”), entered into a pre-arranged stock trading plan (the “Yeagy 10b5-1 Plan”). The Yeagy 10b5-1 Plan allows for sales of the number of net shares remaining after taxes are withheld from Mr. Yeagy’s restricted stock unit award and performance share unit award that each vested on February 21, 2022 (i.e., 79,880 shares of Common Stock) commencing on March 14, 2022 and continuing until all such shares are sold or December 30, 2022, whichever comes first. Based on his current ownership of Common Stock, if under the Yeagy 10b5-1 Plan all of the Common Stock were sold, Mr. Yeagy would own approximately 84% of his current beneficially owned shares of Common Stock.

On February 18, 2022, Michael N. Pettit, Senior Vice President and Chief Financial Officer of the Company, entered into a pre-arranged stock trading plan (the “Pettit 10b5-1 Plan”). The Pettit 10b5-1 Plan allows for a sale of a maximum of 25,000 shares of Common Stock commencing on March 21, 2022 and continuing until all such shares are sold, or November 15, 2022, whichever comes first. Based on his current ownership of Common Stock, if under the Pettit 10b5-1 Plan all of the Common Stock were sold, Mr. Pettit would own approximately 78% of his current beneficially owned shares of Common Stock.

On February 23, 2022, Dustin T. Smith, Senior Vice President and Chief Strategy Officer of the Company, entered into a pre-arranged stock trading plan (the “Smith 10b5-1 Plan,” and collectively with the Yeagy 10b5-1 Plan and the Pettit 10b5-1 Plan, the “10b5-1 Plans”). The Smith 10b5-1 Plan allows for a sale of a maximum of 35,000 shares of Common Stock, commencing on March 24, 2022 and continuing until all such shares are sold, or December 30, 2022, whichever comes first. Based on his current ownership of Common Stock, if under the Smith 10b5-1 Plan all of the Common Stock were sold, Mr. Smith would own approximately 66% of his current beneficially owned shares of Common Stock.

Each of the 10b5-1 Plans were designed to comply with the Company's insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended. Messrs. Yeagy, Pettit and Smith will continue to be subject to the Company's stock ownership guidelines, and the sales contemplated by the 10b5-1 Plans will not reduce any of their ownership of Common Stock below the level required by the guidelines.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: March 7, 2022	By:	/s/ Michael N. Pettit
Michael N. Pettit
Senior Vice President and Chief Financial Officer